Investor Call NANETS 2024 Presentation November 21, 2024 NYSE AMERICAN: CATX

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, interactions, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential functionality, capabilities and benefits of the Company’s product candidates; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company’s product candidates; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; whether there is sufficient training and use of the Company’s products and product candidates; the market acceptance and recognition of the Company’s products and product candidates; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, Fast Track approvals, and 510(k) approval and reimbursement codes; and any changes in applicable laws and regulations. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. Legal Disclaimers

Despite multiple treatment modalities, cancer remains the 2nd leading cause of death in the US1 Targeted therapies e.g., TKIs, mAbs Surgery Bone marrow transplantation External beam radiation Chemotherapy Immunotherapy Hormone therapy Antibody-drug conjugates Radiopharmaceuticals Physical removal or destruction of tumors 1U.S. Centers for Disease Control and Prevention; 2Bryant et al, Cancer Epidemiol Biomarkers Prev (2017), DOI: 10.1158/1055-9965.EPI-16-1023; 3Wilson et al, The Lancet Oncology (2019), DOI: 10.1016/S1470-2045(19)30163-9 Systemic treatments Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment Technology Developments Enable Higher Potency Payloads with Cancer-Specific Targeting “Next Generation Therapies” combining cytotoxicity with cancer-specific targeting Radiopharmaceuticals Targeted molecules deliver radioactive isotopes to cancer Therapeutic window: limited by radiation dose to healthy tissues The number of U.S. cancer survivors treated with radiation is projected to be 4.2 million in 20302 ADCs Antibody-based targeting delivers chemotherapy to cancer Therapeutic window: limited by unstable linker/toxin The number of patients in high income countries treated with chemotherapy drugs is projected to be 4.7 million per year in 20403

Targeting Peptide Engineered for cancer-specific receptors to ensure highly directed uptake Linker Selected to assist peptide binding and optimize clearance from blood and healthy tissues Isotope 203Pb for SPECT imaging Chelator Perspective’s proprietary platform technology enabling stable radiolabeling with Pb isotopes or 212Pb for alpha particle therapy Perspective’s Radiopharmaceutical Optimization Process Unique Payload Delivery Technology Offers Pan-Cancer Opportunities

Designed to Deliver a Potent Payload + Optimized Therapeutic Window

Perspective's proprietary technology integrates a chelator optimized for $^{212/203}Pb$

DOTA	TCMC	PSC[1]	Perspective's PSC Chelator
			• Proprietary • Designed specifically for Pb isotopes • Optimized for rapid renal clearance through neutralized formal charge • Improves radiolabeling, receptor binding & internalization • **Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]**
Commercially Available		Perspective's Chelator	

NET 2-
$^{203}Pb^{2+}$

NET 2+
$^{203}Pb^{2+}$

NET 0
$^{203}Pb^{2+}$

Retention of alpha-emitting ^{212}Bi can direct higher radiation dose to tumors and less radiation in off-target organs

5

[1]"Pb-Specific Chelator"; [2]Mirzadeh et al., Radiochimica Acta, 1993

Preclinical Results: Evidence of a Differentiated Biodistribution Profile

Comparative biodistributions of constructs with different chelators

Estimated cumulative tumor and kidney doses over time

Radiopeptide	Estimated dose (Gy/MBq) Tumor	Kidney	T/K
[^{212}Pb]Pb-DOTATOC	2.43	7.03	0.35
[^{212}Pb]Pb-PSCTOC	9.19	5.41	1.70
[^{212}Pb]Pb-PSC-PEG$_2$-TOC	12.70	6.22	2.04
[^{212}Pb]Pb-PSC-PEG$_2$-TOC (+ Lysine)	8.65	3.24	2.67

Tumor to kidney ratio at select time points


T/K ratio (by %ID/g)
Tumor-to-kidney
10
8
6
4
2
0
[203Pb]Pb-DOTATOC
[203Pb]Pb-PSCTOC
[203Pb]Pb-PSC-PEG2-TOC
1
3
24
Time (h)

6 |

Lee D, Li M, Liu D, et al. Structural modifications toward improved lead-203/lead-212 peptide-based image-guided alpha-particle radiopharmaceutical therapies for neuroendocrine tumors. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9

PERSPECTIVE THERAPEUTICS

Construct Target Disease Discovery Human Clinical Imaging First in Human Therapy Phase 1/2 Phase 3 VMT-⍺-NET Neuroendocrine tumors         Other SSTR2 expressing tumors       VMT01/02 Melanoma (MC1R imaging & therapy)       PSV359 (FAP) Multiple solid tumors PSV40X (Small Molecule) Prostate (PSMA imaging & therapy)   Other Programs (Novel Peptides) Solid and hematological tumors Pre-targeting Platform Antibodies & Proteins Multiple solid and hematological tumors   Initial results at NANETS 2024 Monotherapy initial results at SMR 2024 Broad Proprietary Pipeline Combination with nivolumab open

Neuroendocrine Tumors: VMT-⍺-NET Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Image Panel: Whole body SPECT scan of NETs patient imaged with [203Pb]VMT-𝛼-NET Fast Track Designation for first line therapy received October 2022 Therapeutic trial in PRRT naïve setting currently recruiting throughout the US Initiated therapy (2022) investigator led study in India – data on 10 NETs patients presented at EANM in October 2024 Fast Track Designation for received October 2022 Phase 1/2a Therapeutic trial in PRRT naïve setting currently recruiting throughout the US US Phase 1 study in PRRT refractory patients recruiting at the University of Iowa VMT-⍺-NET will potentially expand into this population as well as PRRT naïve patients Targeting somatostatin receptor type 2 (SSTR2) for the imaging and treatment of neuroendocrine tumors with possible expansion into other SSTR2+ tumor types Neuroendocrine tumors (NETs) Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances Neuroendocrine cells are found throughout the body. Often grow in the pancreas or other areas of the gut, such as the stomach, small intestine, rectum, colon or appendix SSTR2 is expressed widely in various tumors Small cell lung cancer Breast cancer Meningioma Nasopharyngeal carcinoma Thyroid cancer Merkel cell carcinoma Neuroblastoma Neuroendocrine Tumors: VMT-⍺-NET Targeting the Somatostatin Receptor to Treat Neuroendocrine and Other Cancers

In NETs, the Desired Primary Activity is Direct Cell Death, Requiring a Potent Payload

Cytoreductive		Immunostimulatory
1. Targeted cell death	**2. Bystander effect**	**3. Immune activation**
RPT binds to receptors on cancer cells and releases α particles, resulting in double-stranded DNA breaks, cell membrane and organelle disruption in the bound cell and neighboring cells.	Dying cancer cells release DAMPs, causing nearby cells to die as well.	Dying cancer cells release neoantigens, which are taken up by APCs. APCs activate T cells which further attack cancer cells and can convert into memory T cells, providing a durable and widespread response throughout the body.

RPT injection



Targeting peptide
^{212}Pb isotope
Tumor



α radiation
dsDNA breaks; repair mechanisms overwhelmed
Cancer cell
DAMPs
Dying cancer cell
Neoantigens
APC
Naïve T cell
Naïve T cell
Memory T cell
Vaccine-like effect
Cytokines
Active T cell

10

Abbreviations: APC, antigen-presenting cell; DAMPs, damage-associated molecular patterns; dsDNA, double-stranded DNA; RPT, radiopharmaceutical therapy.

PERSPECTIVE THERAPEUTICS

Preclinical Results: Linear Dose-Response



0 MBq
0.37 MBq
1.85 MBq
3.70 MBq
4.44 MBq
Tumor volume (mm³)
Days after therapy
Average bodyweight (%)
Days
0 MBq
0.37 MBq
1.85 MBq
3.70 MBq
4.44 MBq

Spider plots of AR42J NET tumor volumes over time post treatment with [^{212}Pb] VMT-alpha-NET

Single ascending doses from 0 – 4.4 MBq

Red dashed line indicates tumor growth beyond limits for compassionate animal sacrifice

Bottom right graph of animal body weights per treatment group is a surrogate for general health

Tumor growth inhibition or regression correlates with increasing administered activity. All doses were well tolerated.

Lee D, Li M, Liu D, et al. Structural modifications toward improved lead-203/lead-212 peptide-based image-guided alpha-particle radiopharmaceutical therapies for neuroendocrine tumors. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9
Liu D, et al. European Association of Nuclear Medicine EANM, 15-19 Oct 2022, Barcelona, Spain.

11 | PERSPECTIVE THERAPEUTICS

Preclinical Time to Progression and Survival By Administered Dose More than 20% increase to the initial tumor volume has been assumed to be progressive Study plan of 90 days duration Lee D, Li M, Liu D, et al. Structural modifications toward improved lead-203/lead-212 peptide-based image-guided alpha-particle radiopharmaceutical therapies for neuroendocrine tumors. Eur J Nucl Med Mol Imaging. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9 Liu D, et al. European Association of Nuclear Medicine EANM, 15-19 Oct 2022, Barcelona, Spain. 90 90 90

Competitive Landscape: NET Radiopharmaceutical Trials

Rationale for testing higher doses of VMT-α-NET

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{212}Pb-DOTAMTATE	^{225}Ac-DOTATATE	VMT-α-NET
Study	NETTER-1 (1) (2) RCT; randomized 2:1 N = 229	NETTER-2 (4) RCT; randomized 2:1 N = 226	Phase I/II (5) Single arm N=44	ACTION-1 Phase Ib/III (6) Phase Ib: Single arm N=17	Investigator led research (7) N=13
Dose Level (administered)	4 x Q8W 200 mCi	4 x Q8W 200 mCi	4 x Q8W 67 µCi/kg → 4.7 mCi/70 kg	4 x Q8W 3.2 uCi/kg → 0.23 mCi/70 kg	4 x Q8W 67 µCi/kg → median 2.9 mCi
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS	SSTR2+ GEP-NETs, B-NETs, MTCs
Prior PRRT	0%	0%	0%	100%	62%
Median time from dx	3.8 years	1.9 months	5 years	5 years	N/A
Performance Status	Karnofsky Performance Scale Median was 90	Karnofsky Performance Scale 83% at 90-100	N/A	ECOG 0 (59%), 1 (41%)	ECOG 0 (38%), 1(31%), 2 (31%)
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (18%), G2 (68%), G3 (7%)	Well differentiated G1 (47%), G2 (53%)	Well differentiated G1 (15%), G2 (85%)
PFS	Median 28.4 vs 8.5 months (3)	Median 22.8 vs 8.5 months	74.3% at 24 months	NE (95% CI: 12 months, NE)	Median 16.4 months
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	56%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed	62% (0%/62%) confirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Alopecia, nausea, fatigue, appetite↓, diarrhea, dysphagia, lymphocyte count↓, abdominal pain, vomiting, weight↓, blood glucose↑	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities	>10 events: alopecia, anemia, fatigue, nausea
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 52% Lymphocyte count↓ (25%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)	Anemia (2 events)
Other notes	5 Lu-177 treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	Dysphagia treated with Botox injection		Transient dysphagia resolved without intervention

(1) US prescribing information; (2) DOI: 10.1056/NEJMoa1607427; (3) NANETS 2021; (4) DOI: 10.1016/S0140-6736(24)00701-3; (5) ASCO 2024; (6) ASCO 2024; (7) SNMMI 2024.

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

13 | PERSPECTIVE THERAPEUTICS

Preliminary Safety and Efficacy Data of [^{212}Pb]VMT-α-NET in Somatostatin Receptor 2 (SSTR2) Expressing Neuroendocrine tumors (NETs)

Richard L Wahl MD, Lowell Anthony MD, Lilja B Solnes MD, Samuel H Mehr MD, Lucia Baratto MD, Alaa Hanna MD, Wenjing Yang PhD, Stephen Keefe MD, Thorvardur R Halfdanarson MD

Washington University in St. Louis
School of Medicine

MIR Mallinckrodt Institute of Radiology

Disclosures for Dr. Richard Wahl and FDA Status Abdera: consultant Molecular Targeting Technologies, Inc.: consultant, stock options Siemens Healthineers: consultant Voximetry: consultant, stock options Techspert: consultant Clarity Pharmaceuticals: stockholder Perspective Therapeutics: consultant, research Fusion Pharmaceuticals: research contract Rayze Pharmaceuticals: research contract White Rabbit AI: research contract [212Pb]VMT-α-NET is not FDA approved. It is being used under an FDA IND in a clinical trial

Trial Design: [^{212}Pb]VMT-α-NET mTPI-2 Phase 1/2a For Neuroendocrine Tumors

Escalation phase

Cohort 1
Recruitment Complete
[^{212}Pb]VMT-α-NET
n = 2 /2.5 mCi x 4

Cohort 2
Recruited
[^{212}Pb]VMT-α-NET
n = 7 / 5 mCi x 4

Added slots for addl safety & efficacy observation (≤47)

Cohort 3
[^{212}Pb]VMT-α-NET
n = 3 – 8 / 7.5 mCi x 4

Cohort 4
[^{212}Pb]VMT-α-NET
n = 3 – 8 / 10 mCi x 4

Intermediate doses or de-escalation possible for Cohort 2 – 4

Recommended Phase 2 Dose

Expansion phase

Expansion Cohort
[^{212}Pb]VMT-α-NET
RP2D mCi x 4

Expansion into non-NET indications (e.g., SCLC) also possible

Trial Parameters

Escalation Stage Population

- Advanced/unresectable or metastatic NETs
- Progressive disease on prior therapy
- PRRT naïve
- FDA approved SSTR2 PET/CT avid disease

Key Study Features

- Bayesian mTPI-2 design based on iterative toxicity probability monitoring
- Dosimetry to be assessed during screening period for cohorts 1 & 2 using 5-7 mCi [^{203}Pb]VMT-α-NET

Study Endpoints

- Primary: To measure incidence of DLTs following a single administration of [^{212}Pb]VMT-α-NET in order to determine the MTD and/or MFD, and RP2D
- **Secondary / exploratory:**
  - ORR, DOR and PFS by RECIST v1.1, OS
  - Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [^{212}Pb]VMT-α-NET

[1] mTPI-2: Modified toxicity probability index | https://clinicaltrials.gov/study/NCT05636618

16

Patient Characteristics (all patients as treated) Data cutoff 10/31/24   All Treated (N = 9 ) Time since diagnosis (months)   Mean 70 Median 37 Range 12, 181 Number of prior systemic therapies Median 1 Range 0, 2 Prior systemic therapies (patients with each) Somatostatin analogues 7 Capecitabine, temozolomide 1 Small molecule (sunitinib, everolimus) 2 ECOG Performance Status, n (%)   0 8 (89) 1 1 (11) Disease at Baseline, median (range) RECIST median sum of target lesions (cm) 6.7 (2.9, 8.7) SUV max SUV mean 41.5 (18, 162) 30 (12, 102)   All Treated (N = 9 ) Age (years) Median 63 Range 37,78 Sex, n (%) Female 4 (44) Male 5 (56) Race, n (%) White 8 (89) Asian 1 (11) Tumor Type, n (%) Pancreatic NET 3 (33) Non-pancreatic NET 6 (66) Grade, n (%) G1 3 (33) G2 6 (66)

Patient Disposition and Exposure (all patients as treated) 1 Patient experienced syncope and dose was reduced for cycle 3 and cycle 4 to 2.5 mCi of administered activity Additional notes: (1) 17 patients screened, (2) one patient (102-102) experienced a decline in renal function prior to administration of [212Pb]VMT-α-NET and was not treated. Data cutoff 10/31/24 Cohort Subject Subject Status Weight (kg) Adm Activity (mCi) Adm Activity per Weight (µCi/kg) C1D1 C2D1 C3D1 C4D1 1 103-101 Follow-Up 53 2.5 50.1      1 103-102 Follow-Up 61 2.5 40.8     2 103-103 Follow-Up 157 5 31.7     2 109-103 Progressive disease 78 5 63.9  2 102-101 Follow-Up 91 5 54.5     2 103-104 Follow-Up1 59 5/2.5 84.5/42.3     2 102-103 Follow-Up 80 5 62.1    scheduled 2 112-101 Follow-up 101 5 49.1     2 103-105 Follow-up 73 5 68.7     Green line denotes timepoint through which all post-cycle scans are available to the study team.

Treatment Emergent Adverse Events (occurring in ≥ 2 patients and/or Grade ≥ 2) (1/2)

Incidence of TEAEs	[212Pb]-VMT-a-NET 92.5 MBq (2.5 mCi) (N=2)			[212Pb-VMT-a-NET 185 MBq (5.0 mCi) (N=7)			Total (n=9)		
Grade	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
AEs by Preferred Term and Grade Reported by Patient *[Number patients with AE (% of pts treated per cohort)]*									
Most Common (Occurring in ≥ 2 patients and/or grade ≥ 2									
Fatigue	1 (50)	1 (50)	-	3 (43)	2 (28)	-	4 (44)	3 (33)	-
Alopecia	2 (100)	-	-	4 (57)	-	-	6 (66)	-	-
Lymphocyte count decreased	-	1 (50)	-	2 (29)	3 (42)	-	2 (22)	4 (44)	-
Nausea	-	1 (50)	-	4 (57)	1 (14)	-	4 (44)	2 (22)	-
Anaemia	-	2 (100)	-	3 (43)	-	-	3 (33)	2 (22)	-
Diarrhoea	2 (100)	-	-	2 (29)	1 (14)	1 (14)	4 (44)	1 (11)	1 (11)
Haematocrit decreased	1 (50)	1 (50)	-	2 (29)	-	-	3 (33)	1 (11)	-
Red blood cell count decreased	1 (50)	1 (50)	-	2 (29)	-	-	3 (33)	1 (11)	-
White blood cell count decreased	2 (100)	-	-	-	-	-	2 (22)	-	-
Abdominal pain	-	-	-	2 (29)	-	-	2 (22)	-	-
Haemoglobin decreased	-	-	-	2 (29)	-	-	2 (22)	-	-
Hyperglycaemia	-	-	-	2 (29)	-	-	2 (22)	-	-
Blood alkaline phosphatase	-	-	-	2 (29)	-	-	2 (22)	-	-
Constipation	-	-	-	2 (29)	-	-	2 (22)	-	-
Haematuria	-	-	-	2 (29)	-	-	2 (22)	-	-
Headache	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Lethargy	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Aspartate aminotransferase incr'd	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Dizziness	1 (50)	-	-	1 (14)	-	-	2(22)	-	-

All patients as treated
Data cutoff 10/31/24

19

Treatment Emergent Adverse Events (Occurring in ≥ 2 patients and/or Grade ≥ 2) (2/2) All patients as treated Data cutoff 10/31/24 Incidence of TEAEs [212Pb]-VMT-a-NET 92.5 MBq (2.5 mCi) (N=2) [212Pb-VMT-a-NET 185 MBq (5.0 mCi) (N=7) Total (n=9) Grade Grade 1 Grade 2 Grade 3 Grade 1 Grade 2 Grade 3 Grade 1 Grade 2 Grade 3 AEs by Preferred Term and Grade Reported by Patient [No patients with AE (% of pts treated per cohort)] Grade ≥ 2 Presyncope - - - - 1 (14) - 1 (11) Syncope - - - - - 1 (14) - - 1 (11) Amylase increased - 1 (50) - - - - - 1 (11) - Hypercalcemia - 1 (50) - - - - - 1 (11) - Weight decreased - - - - 1 (14) - - 1 (11) - Note: No renal insufficiency or dysphagia were observed.

Estimated Glomerular Filtration Rate (eGFR), Most Recent versus Baseline 212Pb-VMT-a-NET 92.5 MBq (2.5 mCi) 212Pb-VMT-a-NET 185 MBq (5.0 mCi) Data cutoff 10/31/24 eGFR eligibility cut-off eGFR eligibility cut-off

Safety Summary No DLTs were observed in either cohort No grade 4, grade 5 or serious AEs were observed No decline in renal function was observed Hematologic AEs were few in number and low grade No dysphagia was observed No treatment discontinuations due to AE have occurred Data cutoff 10/31/24

Predicted Tumor to Kidney Activity of [212Pb]VMT-α-NET Over Time (Based on Pre-Treatment [203Pb]VMT-α-NET SPECT Imaging and Dosimetry Analysis) Time activity curves for [212Pb]VMT-α-NET are derived from pre-treatment SPECT imaging using 5-7 mCi [203Pb]VMT-α-NET at 1, 4, and 24 hours (n=6). The bold line represents the average across all samples in the dataset for tumors (magenta) and kidney (blue). Measurements of %IA/L in tumors and kidneys has been corrected for partial volume effects. However, SPECT imaging may still underestimate the true tumor to kidney ratio of absorption. Data cutoff 10/31/24 Average Tumor-to-Kidney Ratio vs Time

Preliminary Response Assessment by RECIST v1.1 by Patient Dose Level * * * * * The full sets of scans following cycle 4 are not yet available to the study team for five patients. Note: Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions Data cutoff 10/31/24 *

Kinetics of Treatment Response * The full sets of scans following cycle 4 are not yet available to the study team for five patients. Notes: Patients had progressive disease prior to enrollment on study, and patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions Data cutoff 10/31/24 VMT-a-NET-T101 Spider Plot 212Pb-VMT-a-NET 92.5 MBq (2.5 mCi) 212Pb-VMT-a-NET 185 MBq (5.0 mCi) Post Cycle 4 efficacy assessment period 103-101 (50.1 µCi/kg) 103-102 (40.8 µCi/kg) 103-103 (31.7 µCi/kg) 109-103 (63.9 µCi/kg) 102-103 (62.1 µCi/kg) 112-101 (49.1 µCi/kg) 102-101 (54.5 µCi/kg) 103-105 (68.7 µCi/kg) 103-104 (84.5, 42.3 µCi/kg) Cycle 1 Cycle 2 Cycle 3 Cycle 4 * * * * *

Preliminary Assessment of Disease Control Durability Death Disease Progression RECIST v1.1 Response Cohort Cycle 1 Cycle 2 Cycle 3 Cycle 4 Scan 4 completed Scan 4 completed Scan 4 completed Post final treatment scan pending Post final treatment scan pending Post final treatment scan pending Post final treatment scan pending Post final treatment scan pending Data cutoff 10/31/24

Patient 103-104 – 212Pb VMT alpha NET Rx 5 mCi x 2, 2.5 mCi x 2 March 2023 Oct 2024 May 2023 June 2023

Patient 103-104 – 212Pb VMT alpha NET Rx 5 mCi x 2, 2.5 mCi x 2 Pre-Rx 3/2024 Post Rx 10/2024

Conclusions No DLTs were observed No grade 4, grade 5 AEs or SAEs were observed No decline in renal function was observed Hematologic AEs were low in number and low grade No treatment discontinuations due to AE have occurred [203Pb]VMT-α-NET and [212Pb]VMT-α-NET were well-tolerated 8 of 9 (89%) patients had durable control of disease Analysis of cohort 1 and 2 at this early stage already shows clear signs of clinical activity The study will continue to define the RP2D with further dose escalation cohorts Appreciable activity was been observed with treatment at this early timepoint in the study The Safety Monitoring Committee has recommended dose escalation which will be considered with FDA

Acknowledgements Multi Center trial thanking all investigators and the patients who participated. Special thanks to Doctors Vikas Prasad and Nikos Trikalinos, Lauren Sandner and the CCTR (Center for Clinical Theranostics Research) staff from Washington University for their major contributions, and also Markus Puhlmann, MD, MBA and Ian Marsh, PhD, from Perspective Therapeutics, Inc.

Next steps and concluding remarks

Trial Design: [^{212}Pb]VMT-α-NET mTPI-2 Phase 1/2a For Neuroendocrine Tumors


Escalation phase
Recruitment Complete
Cohort 1
[^{212}Pb]VMT-α-NET
n = 2 / 2.5 mCi x 4
Recruited
Cohort 2
[^{212}Pb]VMT-α-NET
n = 7 / 5 mCi x 4
Added slots:
total of up to 47
Cohort 3
[^{212}Pb]VMT-α-NET
n = 3 – 8 / 7.5 mCi x 4
Cohort 4
[^{212}Pb]VMT-α-NET
n = 3 – 8 / 10 mCi x 4
Intermediate doses or de-escalation possible for Cohort 2 – 4
Recommended Phase 2 Dose
Expansion phase
Expansion Cohort
[^{212}Pb]VMT-α-NET
RP2D mCi x 4
Expansion into non-NET indications (eg SCLC) also possible

Trial Parameters

Escalation Stage Population

- Advanced/unresectable or metastatic NETs
- Progressive disease on prior therapy
- PRRT naïve
- FDA approved SSTR2 PET/CT avid disease

Key Study Features

- Bayesian mTPI-2 design based on iterative toxicity probability monitoring
- Dosimetry to be assessed during screening period for cohorts 1 & 2 using 5-7 mCi [203Pb]VMT-α-NET

Study Endpoints

- **Primary:** to measure incidence of DLTs following a single administration of [^{212}Pb]VMT-α-NET in order to determine the MTD and/or MFD, and RP2D
- **Secondary / exploratory:**
  - ORR, DOR, PFS, OS by RECIST v1.1
  - Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [^{212}Pb]VMT-α-NET

[1]mTPI-2: Modified toxicity probability index | https://clinicaltrials.gov/study/NCT05636618

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Data cutoff 10/31/24 Deeper RECIST Responses Occur with Higher Administered Activity per Kg Body Weight

Delivering Momentum Across Solid Tumor Programs

Platform for consistent generation and development of new assets

Program	Target	Tumor Types	Nominate Candidate	IND Filing	Initiate Cohort 1	Enrolled Cohort 2	Preliminary Update	RP2D[2] Status	Key future milestones & expected timelines
VMT-α-NET	SSTR2	Neuro-endocrine Tumors	☑	☑	☑	☑	☑ North American Neuroendocrine Tumor Society (NANETS) 2024	Pending Cohort 3 outcome	Cohorts 1&2 Duration of results: 2025; Cohort 3: Pending FDA interaction
VMT01/ VMT02	MC1R	Metastatic Melanoma	☑	☑	☑	☑	☑ Society of Melanoma Research 2024	ICI combo study with nivolumab results expected 2025	Cohorts 1&2 Duration of results: 2025; Combination cohorts Initial dosing: 2H 2024 Initial results: 2025
PSV359	FAP-α	Multiple solid tumors	☑	Expected late 2024	Expected 2025				
Various Discovery Programs	PSMA	Prostate	Expected late 2024						
	Undisclosed	Breast							
	Undisclosed	Lung							

[1] Investigator led research in India in patients with neuroendocrine tumor and medullary thyroid carcinomas.
[2] RP2D = recommended Phase 2 dose; ICI = immune check point inhibitor.

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Q & A